UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2018

THEMAVEN, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Fourth Avenue, Suite 200, Seattle, WA	98101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  775-600-2765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

On June 1, 2018, TheMaven, Inc. (the “Company”), HubPages, Inc. (“HubPages”), HP Acquisition Co., Inc. (“HPAC”), a wholly-owned subsidiary of the Company, and Paul Edmondson, solely in his capacity as Securityholder Representative, entered into an amendment (the “Amendment”) to the previously announced Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which HPAC will merge with and into HubPages, with HubPages continuing as the surviving corporation in the merger and a wholly-owned subsidiary of the Company (the “Merger”).

Pursuant to the terms of the Amendment, the parties agreed, among other things, that on or before June 15, 2018 the Company shall (i) pay directly to counsel for HubPages the legal fees and expenses incurred by HubPages in connection with the transactions contemplated by the Merger Agreement as of the date of such payment (the “Counsel Payment”); and (ii) deposit into escrow the sum of (x) $5,000,000 minus (y) the amount of the Counsel Payment (the “Revised Termination Fee” and, together with the Counsel Payment, the “Amendment Payments”).

Upon the Company making the Amendment Payments, the Merger Agreement shall be amended, among other things, by (i) delaying the date upon which the Company could be obligated to pay a termination fee to HubPages in the event the Company was unable to close the Merger from June 1, 2018 to August 31, 2018, (ii) increasing the termination fee from $1,000,000 to an amount equal to the Revised Termination Fee, and (iii) removing the $1,500,000 Indemnity Escrow Amount (as that term is defined in the Merger Agreement) from the Merger Agreement, such that these funds will now be paid to HubPages’ stockholders at closing as opposed to being held in escrow.

Subject to the satisfaction or waiver of all closing conditions, and obtaining the necessary financing, the Company expects to consummate the Merger by no later than August 31, 2018.

The foregoing is only a brief description of the respective material terms of the Amendment, does not purport to be a complete description of the respective rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Amendment that is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to Agreement and Plan of Merger, dated as of June 1, 2018, by and among TheMaven, Inc., HP Acquisition Co., Inc., HubPages, Inc. and Paul Edmondson as the Securityholder Representative

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THEMAVEN, INC.

Dated: June 4, 2018	By:	/s/ Joshua Jacobs
Name: Joshua Jacobs
Title: President